UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                      January 19, 2009 (December 19, 2008)

                            MARINE EXPLORATION, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                     000-24637                91-1890338
          --------                     ---------                ----------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


                535 Sixteenth Street, Suite 820, Denver, CO 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 459-2485

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))



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                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

     On December 19, 2008, Micro Pipe Fund I, LLC filed suit against the Company in the district court of Northern District of Illinois, case number 08 CV 7272. Micro Pipe Fund I, LLC is suing the Company for $730,020 for breach of contract. The Company is disputing the claims.

     On January 13, 2009, Oster & Martin, LLC filed suit against the Company in Denver District Court, Denver, Colorado, case number 09 CV 683. Oster & Martin, LLC is suing the Company for $138,000 for payment of fees. The Company is disputing the claims.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 19, 2009

                                      MARINE EXPLORATION, INC.



                                      By:  /s/ Miguel Thomas Gonzalez
                                           ---------------------------
                                           Miguel Thomas Gonzalez, Secretary





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